Exhibit 10.5

                                ESCROW AGREEMENT

                  THIS ESCROW AGREEMENT (this "Agreement") is made as of September 28, 2000, by and among Atlantic Technology Ventures, Inc., a corporation incorporated under the laws of the State of Delaware (the "Company"), the investors signatory hereto (each an "Investor" and together the "Investors"), and Wyrick Robbins Yates & Ponton LLP, (the "Escrow Agent"). Capitalized terms used but not defined herein shall have the meanings set forth in the Preferred Stock and Warrants Purchase Agreement referred to in the first recital.

                                   WITNESSETH:

                  WHEREAS, the Investors will be purchasing from the Company up to $3,000,000 of Series B Preferred Stock of the Company (the "Purchased Shares") and 201,000 Warrants to purchase shares of Common Stock, at the purchase price set forth in the Preferred Stock and Warrants Purchase Agreement (the "Purchase Agreement") dated the date hereof between the Investors and the Company, which will be issued as per the terms contained herein and in the Purchase Agreement; and

                  WHEREAS, it is intended that the purchase of the securities be consummated in accordance with the requirements of Regulation S and/or the requirements set forth by Sections 4(2) and/or 4(6) and/or Regulation D promulgated under the Securities Act of 1933, as amended; and

                  WHEREAS, the Company and the Investors have requested that the Escrow Agent hold the Purchase Price with respect to each Closing in escrow until the Escrow Agent has received the certificates representing the Purchased Shares, the Warrants and certain other closing documents specified herein and the satisfaction and until the other conditions specified herein have been satisfied;

                  NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE 1

                               TERMS OF THE ESCROW

                  1.1. The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds for the purchase of the Purchased Shares and the Warrants at each Closing as contemplated by the Purchase Agreement.

                  1.2. (a) At each Closing, upon Escrow Agent's receipt of the Purchase Price for the Purchased Shares being purchased at that Closing into its attorney trustee account

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from the Investors, together with executed counterparts of this Agreement, the
Purchase Agreement and the Registration Rights Agreement, it shall telephonically advise the Company, or the Company's designated attorney or agent, of the amount of funds it has received into its account.

               (b)  Wire transfers to the Escrow Agent shall be made as follows:

                    Wyrick Robbins Yates & Ponton LLP
                    Trust Account #1301101682
                    ABA Number: 0531-0112-1
                    Address: Branch Banking & Trust Company
                             Fayetteville Street Mall
                             Raleigh, North Carolina
                    Re: Reichmann International (12529.004)
                    Attention:  Jan Jones
                    Phone:  (919) 716-9128

                  1.3. The Company, prior to or upon receipt of said notice, shall deliver to the Escrow Agent the certificates representing the Purchased Shares and the Warrants to be issued to each Investor at that Closing, in each case registered in the name of each Investor in its pro rata share of such Securities and duly executed on behalf of the Company, together with:

         (a) the original executed Registration Rights Agreement substantially in the form of Exhibit C to the Purchase Agreement (for Initial Closing only);
         (b) Instructions to the Transfer Agent substantially in the form of Exhibit F to the Purchase Agreement, duly executed by the parties thereto;
         (c) the original executed opinion of Company's legal counsel substantially in the form of Exhibit E to the Purchase Agreement;
         (d) an original counterpart of this Escrow Agreement (for Initial Closing only); and
         (e) Certification from the Delaware Secretary of State of the filing of the Series B Certificate of Designations (for Initial Closing only);

                  In the event that the foregoing items are not in the Escrow Agent's possession within three (3) Trading Days of the Escrow Agent notifying the Company that the Escrow Agent has custody of the Purchase Price, then each Investor shall have the right to demand the return of said sum.

                  1.4. At each Closing, once the Escrow Agent confirms the validity of the issuance of the Purchased Shares and the Warrants by means of its receipt of a Release Notice in the form attached hereto as Exhibit X executed by the Company and each Investor, it shall, as may be necessary, enter the Exercise Price and Termination Date of each Warrant on the face of each Warrant, insert the Closing Date on the certificates representing the Purchased Shares, and then wire to the Company that amount of funds necessary to purchase the Purchased Shares and the Warrants, less: (a) legal and escrow administrative costs of the Escrow Agent, (b) with respect to the Initial Closing, up to five thousand dollars ($5,000) as a due diligence fee to BH Capital Investments. L.P., which the Company agrees may be "net funded", and (c) with respect to the Initial Closing, $1,000,000 to be retained in escrow by the Escrow Agent (the "Initial Closing Escrow Holdback Amount") to be released as provided below.

                  (A) Once the net funds from the Initial Closing (as described above) have been sent per the Company's instructions, the Escrow Agent shall then promptly arrange to release and deliver to the Investors, pro rata according to their investment amounts, certificates representing a total of 344,828 Purchased Shares (calculated as the $1,000,000 of funds released on the Initial Closing Date divided by the Market Price on the Initial Closing Date of $2.94) and Warrants for the purchase of a total of 67,000 shares of Common Stock, together with the Registration Rights Agreement and the opinion of counsel. The Escrow Agent shall retain the Initial Closing Escrow Holdback Amount (equal to $1,000,000) and Warrants and certificates representing the number of Purchased Shares purchased at the Initial Closing that are attributable to the Initial Closing Escrow Holdback Amount (the "Escrow Holdback Securities"), and shall release them only as follows:

                           (1) $800,000 of the Initial Closing Escrow Holdback Amount shall be released to the Company within two (2) business days of the Company's delivery to the Escrow Agent of written confirmation of stockholder approval of the proposals contemplated by Section 6.13 of the Purchase Agreement (the "Stockholder Approval Confirmation") and that the Company has not received a delisting notice nor has their occurred a trading suspension, both as described in Section 1.4(c) below; provided, however, that if such approval is not obtained on or prior to the Stockholder Meeting Deadline (as defined in the Purchase Agreement), the Investors shall be entitled, upon written notice to the Escrow Agent, to receive, and the Escrow Agent shall be authorized to release to the Investors, this $800,000, together with interest accrued thereon, and the Company shall likewise be entitled to a return of the Escrow Holdback Securities attributable to this amount for cancellation;

                           (2) the remaining $200,000 of the Initial Closing Escrow Holdback Amount shall be released to the Company within (2) business days of the Company's delivery to the Escrow Agent of the Stockholder Approval Confirmation and written confirmation that the Company has not received a delisting notice nor has their occurred a trading suspension, both as described in Section 1.4(c) below, but only if the Market Price on the date of stockholder approval is $3.00 or more; provided, however, that if such approval is not obtained on or prior to the Stockholder Meeting Deadline, the Investors shall be entitled, upon written notice to the Escrow Agent, to receive, and the Escrow Agent shall be authorized to release to the Investors, this $200,000, together with interest accrued thereon, and the Company shall likewise be entitled to a return of the Escrow Holdback Securities attributable to this amount for cancellation;

                           (3) Notwithstanding the foregoing, if prior to release of the Initial Closing Escrow Holdback Amount to the Company as provided above, (a) the Company has been notified of any pending or threatened proceeding or other action to delist or suspend the Common Stock from trading on the Nasdaq SmallCap Market, or
         (b) for any period of five consecutive trading days after the date hereof there is no closing bid price of the Common Stock on the Nasdaq SmallCap Market, then the Escrow Agent shall not release any such funds to the Company and shall promptly following written notice from the Investors, return such funds, together with accrued interest, to the Investors, and the Company shall likewise be entitled to a return of the Escrow Holdback Securities for cancellation.

                  (B) Once the net funds from the Second Closing have been sent per the Company's instructions, the Escrow Agent shall then promptly arrange to release and deliver to the Investors, pro rata according to their investment amounts, certificates representing number of Purchased Shares (calculated as the $1,000,000 of funds released on the Second Closing Date divided by the Market Price on the Second Closing Date) and Warrants for the purchase of a total of 67,000 shares of Common Stock, together with the opinion of counsel.


                                    ARTICLE 2

                                  MISCELLANEOUS

                  2.1. No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

                  2.2. All notices or other communications required or permitted hereunder shall be in writing, and shall be sent as set forth in the Purchase Agreement.

                  2.3. This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

                  2.4. This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

                  2.5. Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

                  2.6. The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of North Carolina. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in Raleigh, North Carolina.

                  2.7. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, each Investor and the Escrow Agent.

                  2.8. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith.

                  2.9. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

                  2.10. The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Purchase Agreement or any documents or papers deposited or called for thereunder.

                  2.11. The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Escrow Agent has acted as legal counsel for the Investors, and may continue to act as legal counsel for the Investors, from time to time, notwithstanding its duties as the Escrow Agent hereunder. The Company consents to the Escrow Agent in such capacity as legal counsel for the Investors and waives any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Company understands that the Investors and the Escrow Agent are relying explicitly on the foregoing provision in entering into this Escrow Agreement.

                  2.12. The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Company and the Investors. In the event of any such resignation, the Investors and the Company shall appoint a successor Escrow Agent.

                  2.13. If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

                  2.14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of Raleigh, North Carolina in accordance with the applicable procedure therefor.

                  2.15. The Company and each Investor agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Purchase Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Escrow Agent.

                  IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth above.


                                       ATLANTIC TECHNOLOGY VENTURES, INC.

                                       By: /s/ Frederic P. Zotos
                                            ------------------------------------


                                       BH Capital Investments, L.P.
                                       By: HB and Co., Inc., its General Partner


                                       By: /s/ Henry Brachfeld
                                          --------------------------------------
                                               Henry Brachfeld, President

                                       Excalibur Limited Partnership
                                       By: Excalibur Capital Management, Inc.


                                       By: /s/ William Hechter
                                          --------------------------------------
                                              William Hechter, President


                                       ESCROW AGENT:

                                       WYRICK ROBBINS YATES & PONTON LLP


                                       By: /s/ Wyrick Robbins Yates & Ponton LLP
                                          --------------------------------------

                                                                    Exhibit X to
                                                                Escrow Agreement

                                 RELEASE NOTICE

                  The UNDERSIGNED, pursuant to the Escrow Agreement, dated as of September 28, 2000 among Atlantic Technology Ventures, Inc., the Investors signatory thereto and Wyrick Robbins Yates & Ponton LLP, as Escrow Agent (the "Escrow Agreement"; capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement), hereby notify the Escrow Agent that each of the conditions precedent to the purchase and sale of the Purchased Shares and Warrants set forth in the Purchase Agreement have been satisfied. The Company and the undersigned Investor hereby confirm that all of their respective representations and warranties contained in the Purchase Agreement remain true and correct and authorize the release by the Escrow Agent of the funds and documents to be released at the Closing as described in the Escrow Agreement. This Release Notice shall not be effective until executed by the Company and the Investor.

                  The number of Warrants to be issued to all Investors in the aggregate is ______ and the exercise price per share is $______.

                  This Release Notice may be signed in one or more counterparts, each of which shall be deemed an original.

                  IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this 28th day of September, 2000.

                                       ATLANTIC TECHNOLOGY VENTURES, INC.

                                       By:
                                          -------------------------------------
                                          Name:  Frederic P. Zotos
                                          Title: President


                                       BH Capital Investments, L.P.
                                       By: HB and Co., Inc., its General Partner


                                       By:
                                          ------------------------------------
                                              Henry Brachfeld, President

                                       Excalibur Limited Partnership
                                       By: Excalibur Capital Management, Inc.


                                       By:
                                          ------------------------------------
                                             William Hechter, President